Guarantees and Other Commitments	12 Months Ended
Dec. 31, 2021
Guarantees [Abstract]
Guarantees and Other Commitments

Note 13: Guarantees and Other Commitments
Guarantees are contracts that contingently require us to make payments to a guaranteed party based on an event or a change in an underlying asset, liability, rate or index. Guarantees are generally in the form of standby and direct pay letters of credit, written options, recourse obligations, and other types of similar arrangements. Table 13.1 shows carrying value, maximum exposure to loss on our guarantees and the related non-investment grade amounts.

Table 13.1: Guarantees – Carrying Value and Maximum Exposure to Loss

		Maximum exposure to loss
(in millions)	Carrying value of obligation (asset)	Expires in one year or less	Expires after one year through three years	Expires after three years through five years	Expires after five years	Total	Non-investment grade
December 31, 2021
Standby letters of credit	$119	13,816	5,260	1,572	460	21,108	6,939
Direct pay letters of credit	6	1,597	2,137	1,283	4	5,021	1,373
Written options (1)	(280)	12,107	4,575	513	36	17,231	13,645
Loans and LHFS sold with recourse (2)	20	71	943	3,610	8,650	13,274	11,268
Exchange and clearing house guarantees	—	—	—	—	8,100	8,100	—
Other guarantees and indemnifications (3)	—	797	2	12	263	1,074	756
Total guarantees	$(135)	28,388	12,917	6,990	17,513	65,808	33,981
December 31, 2020
Standby letters of credit	$156	11,977	4,962	1,897	433	19,269	7,528
Direct pay letters of credit	18	2,256	2,746	531	39	5,572	1,102
Written options (1)	(538)	12,735	7,972	889	58	21,654	13,394
Loans and LHFS sold with recourse (2)	33	177	819	1,870	9,723	12,589	10,332
Exchange and clearing house guarantees	—	—	—	—	5,510	5,510	—
Other guarantees and indemnifications (3)	—	734	1	1	1,414	2,150	590
Total guarantees	$(331)	27,879	16,500	5,188	17,177	66,744	32,946
(1)Written options, which are in the form of derivatives, are also included in the derivative disclosures in Note 16 (Derivatives). Carrying value net asset position is a result of certain deferred premium option trades.
(2)Represents recourse provided, predominantly to the GSEs, on loans sold under various programs and arrangements.
(3)Includes indemnifications provided to certain third-party clearing agents. Estimated maximum exposure to loss was $216 million and $1.4 billion with related collateral of $2.3 billion and $1.2 billion as of December 31, 2021 and 2020, respectively.
“Maximum exposure to loss” and “Non-investment grade” are required disclosures under GAAP. Maximum exposure to loss represents the estimated loss that would be incurred under an assumed hypothetical circumstance, despite what we believe is a remote possibility, where the value of our interests and any associated collateral declines to zero. Maximum exposure to loss estimates in Table 13.1 do not reflect economic hedges or collateral we could use to offset or recover losses we may incur under our guarantee agreements. Accordingly, this required disclosure is not an indication of expected loss. We believe the carrying value is more representative of our exposure to loss than maximum exposure to loss. The carrying value represents the fair value of the guarantee, if any, and also includes an ACL for guarantees, if applicable. In determining the ACL for guarantees, we consider the credit risk of the related contingent obligation.
Non-investment grade represents those guarantees on which we have a higher risk of performance under the terms of the guarantee. If the underlying assets under the guarantee are non-investment grade (that is, an external rating that is below investment grade or an internal credit default grade that is equivalent to a below investment grade external rating), we consider the risk of performance to be high. Internal credit default grades are determined based upon the same credit policies that we use to evaluate the risk of payment or performance when making loans and other extensions of credit. Credit quality indicators we usually consider in evaluating risk of payments or performance are described in Note 4 (Loans and Related Allowance for Credit Losses).

STANDBY LETTERS OF CREDIT  We issue standby letters of credit, which include performance and financial guarantees, for customers in connection with contracts between our customers and third parties. We also originate multipurpose lending commitments under which borrowers have the option to draw on the facility in one of several forms, including as a standby letter of credit. Standby letters of credit are conditional lending commitments where we are obligated to make payment to a third party on behalf of a customer if the customer fails to meet their contractual obligations. Total maximum exposure to loss includes the portion of multipurpose lending facilities for which we have issued standby letters of credit under the commitments.

DIRECT PAY LETTERS OF CREDIT We issue direct pay letters of credit to serve as credit enhancements for certain bond issuances. Beneficiaries (bond trustees) may draw upon these instruments to make scheduled principal and interest payments, redeem all outstanding bonds because a default event has occurred, or for other reasons as permitted by the agreement.
WRITTEN OPTIONS We enter into certain derivative contracts that have the characteristics of a guarantee. These contracts include written put options that give the counterparty the right to sell to us an underlying instrument held by the counterparty at a specified price by a specified date. They also include certain written options that require us to make a payment for increases in fair value of assets held by the counterparty. These written option contracts generally permit or require net settlement. While these derivative transactions expose us to risk if the option is exercised, we manage this risk by entering into offsetting trades or by taking short positions in the underlying instrument. We offset market risk related to options written to customers with cash securities or other offsetting derivative transactions. Additionally, for certain of these contracts, we require the counterparty to pledge the underlying instrument as collateral for the transaction. Our ultimate obligation under written options is based on future market conditions and is only quantifiable at settlement. See Note 16 (Derivatives) for additional information regarding written derivative contracts.

LOANS AND LHFS SOLD WITH RECOURSE  In certain sales and securitizations of loans, including mortgage loans, we provide recourse to the buyer whereby we are required to indemnify the buyer for any loss on the loan up to par value plus accrued interest. We provide recourse, predominantly to GSEs, on loans sold under various programs and arrangements. Substantially all of these programs and arrangements require that we share in the loans’ credit exposure for their remaining life by providing recourse to the GSE, up to 33.33% of actual losses incurred on a pro-rata basis in the event of borrower default. Under the remaining recourse programs and arrangements, if certain events occur within a specified period of time from transfer date, we have to provide limited recourse to the buyer to indemnify them for losses incurred for the remaining life of the loans. The maximum exposure to loss reported in Table 13.1 represents the outstanding principal balance of the loans sold or securitized that are subject to recourse provisions or the maximum losses per the contractual agreements. However, we believe the likelihood of loss of the entire balance due to these recourse agreements is remote, and amounts paid can be recovered in whole or in part from the sale of collateral. We also provide representation and warranty guarantees on loans sold under the various recourse programs and arrangements. Our loss exposure relative to these guarantees is separately considered and provided for, as necessary, in determination of our liability for loan repurchases due to breaches of representation and warranties.

EXCHANGE AND CLEARING HOUSE GUARANTEES  We are members of several securities and derivatives exchanges and clearing houses, both in the U.S. and in countries outside the U.S., that we use to clear our trades and those of our customers. It is common that all members in these organizations are required to collectively guarantee the performance of other members and of the organization. Our obligations under the guarantees are generally a pro-rata share based on either a fixed amount or a multiple of the guarantee fund we are required to maintain with these organizations. Some membership rules require members to assume a pro-rata share of losses resulting from another member’s default or from non-member default losses after applying the guarantee fund. We have not recorded a liability for these arrangements as of the dates presented in Table 13.1 because we believe the likelihood of loss is remote.
OTHER GUARANTEES AND INDEMNIFICATIONS We have contingent performance arrangements related to various customer relationships and lease transactions. We are required to pay the counterparties to these agreements if third parties default on certain obligations.
Under certain factoring arrangements, we may be required to purchase trade receivables from third parties, if receivable debtors default on their payment obligations.
We use certain third-party clearing agents to clear and settle transactions on behalf of some of our institutional brokerage customers. We indemnify the clearing agents against loss that could occur for non-performance by our customers on transactions that are not sufficiently collateralized. Transactions subject to the indemnifications may include customer obligations related to the settlement of margin accounts and short positions, such as written call options and securities borrowing transactions.
We enter into other types of indemnification agreements in the ordinary course of business under which we agree to indemnify third parties against any damages, losses and expenses incurred in connection with legal and other proceedings arising from relationships or transactions with us. These relationships or transactions include those arising from service as a director or officer of the Company, underwriting agreements relating to our securities, acquisition agreements and various other business transactions or arrangements. Because the extent of our obligations under these agreements depends entirely upon the occurrence of future events, we are unable to determine our potential future liability under these agreements. We do, however, record a liability for residential mortgage loans that we expect to repurchase pursuant to various representations and warranties.

MERCHANT PROCESSING SERVICES We provide debit and credit card transaction processing services through payment networks directly for merchants and as a sponsor for merchant processing servicers, including our joint venture with a third party that is accounted for as an equity method investment. In our role as the merchant acquiring bank, we have a potential obligation in connection with payment and delivery disputes between the merchant and the cardholder that are resolved in favor of the cardholder. If we are unable to collect the amounts from the merchant, we incur a loss for the refund to the cardholder. We are secondarily obligated to make a refund for transactions involving sponsored merchant processing servicers. We generally have a low likelihood of loss in connection with our merchant processing services because most products and services are delivered when purchased and amounts are generally refunded when items are returned to the merchant. In addition, we may reduce our risk in connection with these transactions by withholding future payments and requiring cash or other collateral. In 2021, we processed card network transaction volume of $1.7 trillion as a merchant acquiring bank, and related losses, including those from our joint venture entity, were immaterial.
GUARANTEES OF SUBSIDIARIES In the normal course of business, the Parent may provide counterparties with guarantees related to its subsidiaries’ obligations. These obligations are included in the Company’s consolidated balance sheet or are reflected as off-balance sheet commitments, and therefore, the Parent has not recognized a separate liability for these guarantees.
The Parent fully and unconditionally guarantees the payment of principal, interest, and any other amounts that may be due on securities that its 100% owned finance subsidiary, Wells Fargo Finance LLC, may issue. These securities are not guaranteed by any other subsidiary of the Parent. The guaranteed liabilities were $1.2 billion and $2.3 billion at December 31, 2021 and 2020, respectively. These guarantees rank on parity with all of the Parent’s other unsecured and unsubordinated indebtedness. The assets of the Parent consist primarily of equity in its subsidiaries, and the Parent is a separate and distinct legal entity from its subsidiaries. As a result, the Parent’s ability to address claims of holders of these debt securities against the Parent under the guarantee depends on the Parent’s receipt of dividends, loan payments and other funds from its subsidiaries. If any of the Parent’s subsidiaries becomes insolvent, the direct creditors of that subsidiary will have a prior claim on that subsidiary’s assets. The rights of the Parent and the rights of the Parent’s creditors will be subject to that prior claim unless the Parent is also a direct creditor of that subsidiary. For additional information regarding other restrictions on the Parent’s ability to receive dividends, loan payments and other funds from its subsidiaries, see Note 28 (Regulatory Capital Requirements and Other Restrictions).
OTHER COMMITMENTS To meet the financing needs of our customers, we may enter into commitments to purchase debt and equity securities to provide capital for their funding, liquidity or other future needs. As of both December 31, 2021 and 2020, we had commitments to purchase debt securities of $18 million and commitments to purchase equity securities of $2.4 billion and $3.2 billion, respectively.
As part of maintaining our memberships in certain clearing organizations, we are required to stand ready to provide liquidity to sustain market clearing activity in the event unforeseen events occur or are deemed likely to occur. Certain of these obligations are guarantees of other members’ performance and accordingly are included in Table 13.1 in Other guarantees and indemnifications.
Also, we have commitments to purchase loans and securities under resale agreements from certain counterparties, including central clearing organizations. The amount of our unfunded contractual commitments was $11.0 billion and $12.0 billion as of December 31, 2021 and 2020, respectively.
Given the nature of these commitments, they are excluded from Table 4.4 (Unfunded Credit Commitments) in Note 4 (Loans and Related Allowance for Credit Losses).